     As filed with the Securities and Exchange Commission on April 29, 1998



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  APRIL 23, 1998


                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



             MARYLAND                  1-12252              13-3675988
   (STATE OR OTHER JURISDICTION      (COMMISSION         (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION    FILE NUMBER       IDENTIFICATION NO.)

          TWO NORTH RIVERSIDE PLAZA, SUITE 400
                 CHICAGO, ILLINOIS                        60606
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

     Registrant's telephone number, including area code:  (312) 474-1300

                               NOT APPLICABLE
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits



Exhibit
Number   Exhibit
-------  -------
1        Form of Terms  Agreement, dated April 23, 1998, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the
         Registrant's registration statement on Form S-3, file no. 333-45533, under the Securities Act of 1933, as amended, and which, as this Form
         8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement, which
         Terms Agreement incorporates the terms and provisions of Equity
         Residential Properties Trust (a Maryland real estate investment trust)
         -- Common Shares of Beneficial Interest, Preferred Shares of
         Beneficial Interest and Depositary Shares -- Standard Underwriting
         Provisions, dated May 16, 1997, which was previously filed as Exhibit
         1 to the Registrant's registration statement on Form S-3, file no.
         333-27153 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto, and which, as this Form 8-K filing is incorporated by reference in registration statement no.
         333-45533, is set forth in full in such registration statement.

5        Opinion of Rosenberg & Liebentritt, P.C., with an opinion of Hogan &
         Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45533, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EQUITY RESIDENTIAL PROPERTIES TRUST



Date:  April 29, 1998        By:  /s/ Bruce C. Strohm
                                 ------------------------------------------
                                 Bruce C. Strohm, Secretary, Executive Vice
                                 President and General Counsel